                                                                    EXHIBIT 99.1





                             CERTIFICATE PURSUANT TO
                             18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002




In connection with the Annual Report of 3CI Complete Compliance Corporation (the Company) on Form 10-K for the period ending September 30, 2002, as filed with the Securities and Exchange Commission on the date hereof (the "Repot"), I Otley
L. Smith III, President of the Company, and I, James A. Cole, Chief Financial Officer, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to
Section 906 of the Sarbanes-Oxley Act of 2002, that:

         1. The report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

         2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.




----------------------------------
Otley L. Smith III
President
January 14, 2003


----------------------------------
James A. Cole
Chief Financial Officer
January 14, 2003